Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant 				[X]
Filed by a party other than the Registrant 	[   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed Municipal Portfolio II Inc.
(Name of Registrant as Specified in its Charter)

William J. Renahan
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

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and 0-11.

(1)	Title of each class of securities to which the transaction
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Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ]	Check box if any part of the fee is offset as provided by
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	and identify the filing for which the offsetting fee was paid previously. Identify the
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                      MANAGED MUNICIPALS PORTFOLIO II INC.
                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              --------------------

                         TO BE HELD ON DECEMBER 12, 2000

                              --------------------

To the Shareholders of Managed Municipals Portfolio II Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Managed Municipals Portfolio II Inc. (the "Portfolio") will be held at the offices of the Portfolio at Seven World Trade Center, Downtown Conference Center, Mezzanine Level, New York, New York at 9:00 a.m. on December 12, 2000 for the following purposes:

      1.    To elect two (2) Class I Directors of the Portfolio (PROPOSAL 1);

      2. To ratify the selection of KPMG LLP as the independent auditors of the Portfolio for the fiscal year ending August 31, 2001 (PROPOSAL
            2);

      3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on October 25, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                        Christina T. Sydor
November 13, 2000                       Secretary

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

--------------------------------------------------------------------------------

      Your vote is important regardless of the size of your holdings in the portfolio. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

--------------------------------------------------------------------------------

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                 Valid Signature
------------                                                 ---------------

Corporate Accounts
(1) ABC Corp. ........................................   ABC Corp.
(2) ABC Corp. ........................................   John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer .........................   John Doe
(4) ABC Corp. Profit Sharing Plan ....................   John Doe, Trustee

Trust Accounts
(1) ABC Trust ........................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78 ..................................   Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA ...................   John B. Smith
(2) John B. Smith ....................................   John B. Smith, Executor

                      MANAGED MUNICIPALS PORTFOLIO II INC.
                            SEVEN WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 1-800-331-1710
                            ------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 12, 2000
                            ------------------------
                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Managed Municipals Portfolio II Inc. (the "Portfolio") for use at the Annual Meeting of Shareholders (the "Meeting") of the Portfolio to be held on December 12, 2000 at the Portfolio's executive offices at Seven World Trade Center, Downtown Conference Center, Mezzanine Level, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Portfolio and officers and regular employees of SSB Citi Fund Management LLC, ("SSB Citi" or the "Manager") the Portfolio's investment adviser and administrator, Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Portfolio's shares, and PFPC Global Fund Services ("PFPC"), the Portfolio's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Portfolio. The Portfolio will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

      The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended August 31, 2000, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about November 13, 2000. The Portfolio will provide additional copies of the annual report to any shareholder upon request by calling the Portfolio at 1-800-331-1710.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Portfolio ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because both proposals require a proportion of votes cast for their approval, abstensions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Portfolio at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Portfolio's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on October 25, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Portfolio has one class of common stock which has a par value of $.001 per Share. As of the Record Date, there were 10,256,305.431 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      As of the Record Date, to the knowledge of the Portfolio and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), beneficially owned more than 5% of the outstanding Shares of the Portfolio. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, held 10,063,471 Shares, or 98.12% of the Portfolio's outstanding Shares. As of the Record Date, the officers and Board Members of the Portfolio as a group beneficially owned less than 1% of the outstanding Shares of the Portfolio.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on December 12, 2000.

                                   PROPOSAL 1:
               TO ELECT TWO (2) CLASS I DIRECTORS OF THE PORTFOLIO

      The Board of Directors of the Portfolio is divided into three classes. The Directors serving in Class I have terms expiring at the Meeting; each Class I Director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the annual meeting in 2003) or until their successors have been duly elected and qualified.

      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Portfolio. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Information as to beneficial ownership is based upon information furnished to the Portfolio by Directors.

                                                              Number (and Per-
                                                              centage) of the
                                                             Portfolio's Shares
Name, Age, Principal Occupation and     Served as               Beneficially
Other Business Experience During the   a Director               Owned As Of
Past Five Years                           Since     Class+    November 1, 2000
------------------------------------   ----------   ------   ------------------

PERSONS NOMINATED FOR ELECTION AS DIRECTORS

Allan J. Bloostein, age 70                1992         I         130.1414
President of Allan J. Bloostein                               (less than 1%)
Associates, a consulting firm;
retired Vice Chairman and Director of
May Department Stores; Director of
CVS Corporation and Taubman Centers
Inc.

Martin Brody, age 79                      1992         I         141.0209
Consultant, HMK Associates, retired                           (less than 1%)
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp., Director of Jaclyn, Inc.

DIRECTORS CONTINUING IN OFFICE

Robert A. Frankel, age 73                 1994         II        286.5437
Managing Partner of Robert A. Frankel                         (less than 1%)
Management Consultants; formerly
Corporate Vice President of The
Readers Digest Association Inc.

Heath B. McLendon,* age 67                1992         II        879.000 (a)
Managing Director of Salomon Smith                            (less than 1%)
Barney, President and Director of SSB
Citi and Travelers Investment
Advisers, Inc. ("TIA"); Director of
78 investment companies associated
with Citigroup, Inc.

                                                              Number (and Per-
                                                              centage) of the
                                                             Portfolio's Shares
Name, Age, Principal Occupation and     Served as               Beneficially
Other Business Experience During the   a Director               Owned As Of
Past Five Years                           Since     Class+    November 1, 2000
------------------------------------   ----------   ------   ------------------

Dwight B. Crane, age 62                   1992         III       644.000
Professor, Harvard Business School;                           (less than 1%)
Director Peer Review Analysts

William R. Hutchinson, age 58             1995         III       110.590
Group Vice President, Mergers &                               (less than 1%)
Acquisitions BP Amoco p.l.c. since
January 1, 1999; formerly Vice
President-Financial Operations AMOCO
Corporation, Director of Associated
Bank and Director of Associated
Banc-Corp

----------
+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class I directors will be elected to serve for a three-year term at the Meeting. Class II directors will continue to serve until the 2001 annual meeting. Class III directors will continue to serve until the 2002 annual meeting.

* Designates a Director who is an "interested person" of the Portfolio as defined in the 1940 Act.

(a)   Represents shares owned by members of this director's family.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Portfolio's officers and directors, and any persons who beneficially own more than ten percent of the Portfolio's outstanding shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Portfolio believes that during its fiscal year ended August 31, 2000, all filing requirements applicable to such persons were complied with.

      The Portfolio has no compensation or nominating committee of the Board, or any committee performing similar functions. The Portfolio has an audit committee composed of directors who are not "interested persons" of the Portfolio (the "Independent Directors"), which is charged with selecting a firm of independent auditors to the Portfolio and reviewing the accounting matters with the auditors.

      During the Portfolio's last fiscal year, five meetings of the Board were held; in addition, two audit committee meetings were held. No Director except William R. Hutchinson attended less than 75% of the meetings of the Board held in the last fiscal year.

      Only the Independent Directors receive remuneration from the Portfolio for acting as a Director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $2,371.00 were paid to such Directors by the Portfolio during the fiscal year ended August 31, 2000. Fees for the Independent Directors are currently set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Portfolio are compensated by Salomon Smith Barney.

      The following table shows the compensation paid by the Portfolio to each person who was a Director during the Portfolio's last fiscal year:

                                                                                       Total
                                             Pension or                              Number of
                                             Retirement             Total            Funds for
                           Aggregate      Benefits Accrued      Compensation      Which Director
                         Compensation        as part of      from Portfolio and    Serves within
Name of Person          from Portfolio   Portfolio Expenses     Fund Complex       Fund Complex
--------------          --------------   ------------------     ------------       ------------
Martin Brody                $6,500                0                $138,600              20
Dwight B. Crane              6,500                0                 155,363              23
Allan J. Bloostein           7,100                0                 112,483              19
Robert A. Frankel            7,000                0                  49,850               9
William R. Hutchinson        7,100                0                  49,350               7
Heath B. McLendon*               0                0                       0              78

----------
* Designates a Director who is an "interested person" of the Portfolio as defined under the 1940 Act.

      Upon attainment of age 80, Portfolio Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Portfolio Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Portfolio's last fiscal year, total compensation paid by the Portfolio to Directors Emeritus totalled $3,250.

      The names of the principal officers of the Portfolio are listed in the table below together with certain additional information. Each of the officers of the Portfolio will hold such office until a successor is voted upon by the Board of Directors.

                             Position             Principal Occupations and other
    Name and Age       (Year First Elected)   Affiliations During The Past Five Years
--------------------   --------------------   ---------------------------------------
Heath B. McLendon,     Chief Executive            (see Table of Directors above)
Age 67                 Officer, Chairman of
                       the Board and
                       President (1992)

Lewis E. Daidone,      Senior Vice            Managing Director of Salomon Smith
Age 43                 President and          Barney; Senior Vice President and
                       Treasurer (1994)       Treasurer or Executive Vice President
                                              and Treasurer of fifty-nine investment
                                              companies associated with Citigroup;
                                              Director and Senior Vice President of
                                              SSB Citi and TIA.

Joseph P. Deane,       Vice President and     Managing Director of SSB Citi; prior to
Age 53                 Investment Officer     July 1993, Managing Director of Shearson
                       (1993)                 Lehman Advisors.

                             Position             Principal Occupations and other
    Name and Age       (Year First Elected)   Affiliations During The Past Five Years
--------------------   --------------------   ---------------------------------------
Christina T. Sydor,    Secretary (1994)       Managing Director of Salomon Smith
Age 49                                        Barney; Secretary or Executive Vice
                                              President and General Counsel of 61
                                              investment companies associated with
                                              Citigroup; General Counsel and Secretary
                                              of SSB Citi and TIA.

Paul Brook,            Controller (1999)      Director of Salomon Smith Barney;
Age 47                                        Controller or Assistant Treasurer of 43
                                              investment companies associated with
                                              Citigroup.

      The principal business address of Mr. Deane, Mr. Daidone, Ms. Sydor and Mr. McLendon is 7 World Trade Center, New York, New York 10048 and of Mr. Brook is 125 Broad Street, New York, New York 10004.

      The election of each Director will require a plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

                                   PROPOSAL 2:
                RATIFICATION OF THE SELECTION OF KPMG LLP AS THE
                     INDEPENDENT AUDITORS FOR THE PORTFOLIO
                   FOR THE FISCAL YEAR ENDING AUGUST 31, 2001

      The second proposal to be considered at the Meeting is the ratification of KPMG LLP ("KPMG") as the independent auditors for the Portfolio for the fiscal year ending August 31, 2001.

      On August 23, 2000, based upon the recommendation of the Audit Committee of the Portfolio's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board and the independent directors selected KPMG LLP ("KPMG") as the Portfolio's independent auditors for the fiscal year ending August 31, 2001. KPMG also serves as independent auditors for Salomon Smith Barney, and other investment companies associated with Salomon Smith Barney and for Citigroup Inc. ("Citigroup"). Citigroup is the ultimate parent company of both SSB Citi and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Portfolio, Citigroup or any other investment company sponsored by Salomon Smith Barney or its affiliates.

      If the Portfolio receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Portfolio's financial statements, the Portfolio will arrange to have representatives of KPMG present at the

Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG as independent auditors.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2001 Annual Meeting of the shareholders of the Portfolio must be received by July 16, 2000 to be included in the proxy statement and the form of proxy relating to that meeting, as the Portfolio expects that the 2001 Annual Meeting will be held in December of 2001. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2001 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by September 30, 2001, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                  OTHER MATTERS

      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

November 13, 2000

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

PROXY

MANAGED MUNICIPALS PORTFOLIO II INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

	The undersigned holder of shares of common stock of Managed Municipals Portfolio II Inc. (the "Portfolio"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and William J. Renahan, as attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio, to be held at its offices, Seven World Trade Center, New York, New York on December 12, 2000 at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated November 13, 2000 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE





[x]	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS CLASS I
DIRECTORS AND PROPOSAL 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF CLASS I DIRECTORS
	Nominees: Allan J. Bloostein and Martin Brody

FOR			WITHHELD
			[ ]			[ ]

	[ ]_______________________________
	   For all nominees except as noted above


2. To ratify the selection of KPMG 		FOR	AGAINST  ABSTAIN
LLP as independent auditors			[ ]	[ ]	   [ ]
	for the Portfolio for the fiscal year
	ending August 31, 2001.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	[ ]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:___________________________ Date______

Signature:___________________________ Date______